SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): November 8, 2007

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws

On November 13, 2007, the Company's Restated Bylaws was approved to clarify that the Company may issue shares of stock in both certificated and uncertificated form. The Company's ability to issue shares of its stock in uncertificated form is necessary for the Company to become eligible to participate in a direct registration program as required by rules adopted by the Nasdaq Stock Market. The Company also updated certain other less significant provisions to the Bylaws.

A copy of the Company's Restated Bylaws is attached hereto as Exhibit 3.1.


Item 8.01  Other Events

A copy of the press release issued by Techne Corporation on November 14, 2007, announcing a share repurchase authorization is attached hereto as Exhibit 99.1.



Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         3.1  Restated Bylaws of Techne Corporation

         99.1 Press Release dated November 14, 2007.








                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14, 2007              TECHNE CORPORATION
                                      By: /s/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer



                          EXHIBIT INDEX

    Exhibit No. Description
    ----------- -----------
    3.1  Restated Bylaws of Techne Corporation


    99.1 Press release of Techne Corporation dated November 14, 2007.